Exhibit 10.1

Execution Version

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This 2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 13, 2015 is by and between Champions Oncology, Inc., a Delaware corporation (the “Company”), and each of the persons and entities (each referred to herein as an “Investor” and, collectively, as the “Investors”) who are signatories to the 2011 Securities Purchase Agreement (as defined below), the 2013 Securities Purchase Agreement (as defined below) and the 2015 Securities Purchase Agreement (as defined below), including those persons and entities whose names appear on the signature pages hereof.

A.           The Company sold to certain of the Investors (the “2011 Investors”) (i) shares (the “2011 Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and, to some of the 2011 Investors, Warrants (the “2011 Warrants”) to purchase additional shares of Common Stock (the “2011 Warrant Shares”), pursuant to a Securities Purchase Agreement dated as of March 24, 2011, as amended on January 29, 2014 (the “2011 Securities Purchase Agreement”);

B.           In connection with the 2011 Securities Purchase Agreement, the Company and the 2011 Investors entered into a Registration Rights Agreement dated as of April 4, 2011 (the “2011 Registration Rights Agreement”), whereby the Company granted the 2011 Investors certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”) with respect to their 2011 Shares and 2011 Warrant Shares;

C.           The Company has agreed, on the terms and subject to the conditions set forth in a Securities Purchase Agreement dated as of January 28, 2013, as amended on January 29, 2014 (the “2013 Securities Purchase Agreement”), to issue and sell to certain of the Investors (the “2013 Investors”) (i) shares (the “2013 Shares”) of Common Stock, and (ii) Warrants (the “2013 Warrants”) to purchase additional shares of Common Stock (the “2013 Warrant Shares”);

D.           In connection with the 2013 Securities Purchase Agreement, the Company, the 2011 Investors and the 2013 Investors entered into an Amended and Restated Registration Rights Agreement dated as of January 28, 2013 (the “2013 Amended and Restated Registration Rights Agreement”), which amended and restated the 2011 Registration Rights Agreement and whereby the Company granted the 2011 Investors certain registration rights under the Securities Act with respect to their 2011 Shares and 2011 Warrant Shares, and the Company granted the 2013 Investors certain registration rights under the Securities Act with respect to their 2013 Shares and 2013 Warrant Shares;

E.           The Company has agreed, on the terms and subject to the conditions set forth in a Securities Purchase Agreement dated as of March 11, 2015 (the “2015 Securities Purchase Agreement”), to issue and sell to certain of the Investors (the “2015 Investors”) units (the “Units”) each consisting of (i) one share (each, a “2015 Share” and collectively, the “2015 Shares”) of Common Stock, and (ii) one warrant (each, a “2015 Warrant” and collectively, the “2015 Warrants”) to purchase 0.55 shares of Common Stock (such shares of Common Stock issuable upon exercise of 2015 Warrants, the “2015 Warrant Shares”);

F.           In order to induce the 2015 Investors to enter into the 2015 Securities Purchase Agreement, the Company has agreed to grant the 2015 Investors certain registration rights under the Securities Act with respect to their 2015 Shares and 2015 Warrant Shares; and

G.           The 2011 Investors who hold a majority of the 2011 Registrable Securities (as defined below) and the 2013 Investors who hold a majority of the 2013 Registrable Securities (as defined below) have agreed to amend and restate the 2013 Amended and Restated Registration Rights Agreement in its entirety in accordance with Section 9(b) of the 2013 Amended and Restated Registration Rights Agreement to document the respective registration rights of the 2011 Investors, the 2013 Investors and 2015 Investors;

In consideration of the 2011 Investors entering into the 2011 Securities Purchase Agreement, the 2013 Investors entering into the 2013 Securities Purchase Agreement and the 2015 Investors entering into the 2015 Securities Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to and hereby amend and restate the 2013 Amended and Restated Registration Rights Agreement as follows:

1.          Definitions. For purposes of this Agreement, the following terms shall have the meanings specified:

“Agreement” has the meaning specified in the preamble.

“Battery” means Battery Ventures IX, L.P.

“Black-out Period” has the meaning specified in Section 5(a) of this Agreement.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Commission is closed or on which banks in the City of New York are authorized by law to be closed.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning specified in the recitals to this Agreement.

“Cut Back Shares” has the meaning specified in Section 2(d)(i).

“Demand Date” means a 2011 Demand Date, 2013 Demand Date or a 2015 Demand Date.

“Effective Date” means the date on which a Registration Statement is declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Listing” has the meaning specified in Section 2(a) of this Agreement.

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“Holder” means any person owning or having the right to acquire, through exercise of the 2011 Warrants, 2013 Warrants, 2015 Warrants or otherwise, 2011 Registrable Securities, 2013 Registrable Securities or 2015 Registrable Securities, including initially each Investor and thereafter any permitted assignee thereof.

“Investor” and “Investors” have the meanings specified in the preamble to this Agreement.

“Losses” has the meaning specified in Section 7(a) of this Agreement.

“NEA” means New Enterprise Associates 14, Limited Partnership.

“NYSE” means the New York Stock Exchange.

“PAR” means PAR Investment Partners, L.P.

“Proposed Registration” has the meaning specified in Section 3 of this Agreement.

“Registration Expenses” has the meaning specified in Section 9(a) of this Agreement.

“Registrable Securities” means the 2011 Registrable Securities, the 2013 Registrable Securities and the 2015 Registrable Securities.

“Registration Period” means, with respect to a particular Registration Statement, the period beginning on the Closing Date (as defined in the 2015 Securities Purchase Agreement) and ending on the earlier to occur of (i) the date on which all of the Registrable Securities eligible for resale under such Registration Statement have been publicly sold pursuant to either such Registration Statement or Rule 144 or (ii) the date on which any and all of the Registrable Securities remaining to be sold under such Registration Statement (in the reasonable opinion of legal counsel to the Company) may be sold to the public under Rule 144 under the Securities Act or any successor provision in a 90 day period without volume limitations.

“Registration Statement” means a 2011 Registration Statement or 2013 Registration Statement or 2015 Registration Statement, prepared in compliance with the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” has the meaning specified in the recitals to this Agreement.

“2011 Demand Date” means the date upon which Battery submits notice to the Company requesting registration of the 2011 Registrable Securities.

“2011 Filing Deadline” means the forty-fifth (45th) calendar day following a 2011 Demand Date in the event the Company is eligible to register securities on Form S-3 or the sixtieth (60th) calendar following a 2011 Demand Date in the event the Company is only eligible to register securities on Form S-1.

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“2011 Investors” has the meaning specified in the recitals to this Agreement.

“2011 Purchase Price” has the meaning specified in the 2011 Securities Purchase Agreement.

“2011 Registration Deadline” means the earlier to occur of (i) the one hundred twentieth (120th) calendar day following a 2011 Demand Date and (ii) the tenth (10th) Business Day following the day on which the Commission informs the Company that no review of a 2011 Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on a 2011 Registration Statement.

“2011 Registration Default” has the meaning specified in Section 2(b)(iv).

“2011 Registrable Securities” means (i) the 2011 Shares and the 2011 Warrant Shares and any other shares of Common Stock issuable pursuant to the terms of the 2011 Securities Purchase Agreement or the 2011 Warrants and (ii) any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise with respect of the 2011 Shares or the 2011 Warrant Shares.

“2011 Registration Rights Agreement” has the meaning specified in the recitals to this Agreement.

“2011 Registration Statement” means a registration statement filed by demand of Battery pursuant to Section 2(b).

“2011 Securities Purchase Agreement” has the meaning specified in the recitals to this Agreement.

“2011 Shares” has the meaning specified in the recitals to this Agreement.

“2011 Warrants” has the meaning specified in the recitals to this Agreement.

“2011 Warrant Shares” has the meaning specified in the recitals to this Agreement.

“2013 Demand Date” means the date upon which Battery or PAR submits notice to the Company requesting registration of the 2013 Registrable Securities.

“2013 Filing Deadline” means the forty-fifth (45th) calendar day following a 2013 Demand Date in the event the Company is eligible to register securities on Form S-3 or the sixtieth (60th) calendar following a 2013 Demand Date in the event the Company is only eligible to register securities on Form S-1.

“2013 Investors” has the meaning specified in the recitals to this Agreement.

“2013 Purchase Price” has the meaning specified in the 2013 Securities Purchase Agreement.

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“2013 Registration Deadline” means the earlier to occur of (i) the one hundred twentieth (120th) calendar day following a 2013 Demand Date and (ii) the tenth (10th) Business Day following the day on which the Commission informs the Company that no review of a 2013 Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on a 2013 Registration Statement.

“2013 Registration Default” has the meaning specified in Section 2(c)(iv).

“2013 Registrable Securities” means (i) the 2013 Shares and the 2013 Warrant Shares and any other shares of Common Stock issuable pursuant to the terms of the 2013 Securities Purchase Agreement or the 2013 Warrants and (ii) any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise with respect of the 2013 Shares or the 2013 Warrant Shares.

“2013 Registration Statement” means a registration statement filed by demand of Battery or PAR pursuant to Section 2(c).

“2013 Securities Purchase Agreement” has the meaning specified in the recitals to this Agreement.

“2013 Shares” has the meaning specified in the recitals to this Agreement.

“2013 Warrants” has the meaning specified in the recitals to this Agreement.

“2013 Warrant Shares” has the meaning specified in the recitals to this Agreement.

“2015 Additional Registration Statement” has the meaning set forth in Section 2(d)(i).

“2015 Demand Date” means the date upon which a 2015 Investor submits notice to the Company requesting registration of the 2015 Registrable Securities.

“2015 Demand Filing Deadline” means the forty-fifth (45th) calendar day following a 2015 Demand Date in the event the Company is eligible to register securities on Form S-3 or the sixtieth (60th) calendar following a 2015 Demand Date in the event the Company is only eligible to register securities on Form S-1.

“2015 Effectiveness Period” shall have the meaning set forth in Section 2(d)(ii).

“2015 Filing Deadline” means the date that is sixty (60) days after the Closing or, with respect to a 2015 Additional Registration Statement, the tenth day after such day that represents the first opportunity that the SEC allows the 2015 Additional Registration Statement to be filed without the shares registered thereunder being deemed a primary offering.

“2015 Initial Registration Statement” means the initial registration statement filed by the Company pursuant to Section 2(d).

“2015 Investors” has the meaning specified in the recitals to this Agreement.

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“2015 Registrable Securities” means (i) the 2015 Shares and the 2015 Warrant Shares and any other shares of Common Stock issuable pursuant to the terms of the 2015 Securities Purchase Agreement or the 2015 Warrants and (ii) any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise with respect of the 2015 Shares or the 2015 Warrant Shares.

“2015 Registration Deadline” means, with respect to the 2015 Initial Registration Statement, (i) if the 2015 Initial Registration Statement does not become subject to review by the SEC, ninety (90) days after the Closing Date or, if the 2015 Initial Registration Statement becomes subject to review by the SEC, one hundred thirty-five (135) days after the filing of the 2015 Initial Registration Statement. In addition to the foregoing, “2015 Registration Deadline” means, with respect to any 2015 Additional Registration Statement, five (5) Trading Days after the Company receives notification from the SEC that the 2015 Additional Registration Statement will not become subject to review or, if the 2015 Additional Registration Statement becomes subject to review by the SEC, one hundred thirty-five (135) days after the filing thereof.

“2015 Registration Statement” means a registration statement filed pursuant to Section 2(d).

“2015 S-3 Registration Statement” has the meaning set forth in Section 2(d)(i).

“2015 Securities Purchase Agreement” has the meaning specified in the recitals to this Agreement.

“2015 Shares” has the meaning specified in the recitals to this Agreement.

“2015 Warrants” has the meaning specified in the recitals to this Agreement.

“2015 Warrant Shares” has the meaning specified in the recitals to this Agreement.

Capitalized terms used herein and not otherwise defined shall have the respective meanings specified in the 2015 Securities Purchase Agreement.

2.          Registration.

(a)          Exchange Listing. Promptly following the Closing, the Company shall (a) exercise commercially reasonable efforts to take all necessary actions and obtain all required approvals to effect within eighteen (18) months from the date of Closing either the listing of the Company’s Common Stock on the NYSE or Nasdaq Global Market or, if listing on neither of these stock markets is available, on the NYSE MKT or Nasdaq Capital Market, (b) take all actions necessary and obtain all required approvals to register the Common Stock under the Exchange Act and (c) pay all fees and expenses related to the Exchange Listing, and all Registration Expenses of the Company and the Investors (collectively, an “Exchange Listing”). The Company shall also exercise commercially reasonable efforts to continue the Exchange Listing and trading of its Common Stock on the applicable Trading Market and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations applicable to issuers whose securities are listed on such Trading Market. The Company also agrees to promptly notify Holders upon completion of the Exchange Listing. The Company hereby acknowledges that the Investors shall have the rights set forth in this Agreement with respect to the registration under the Securities Act for resale of the Registrable Securities of the Investors in the event of and immediately effective upon such Exchange Listing.

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(b)          2011 Registrable Securities Demand Registration Rights.

(i)          Form S-1 Demand. If at any time after the date of this Agreement, (A) the Company does not qualify to register the resale of the 2011 Registrable Securities on a continuous basis pursuant to Rule 415 on Form S-3 and (B) the Company receives a request from Battery that the Company file a Form S-1 registration statement with respect to the 2011 Registrable Securities, then the Company shall as soon as practicable, and in any event by the 2011 Filing Deadline, file a Form S-1 registration statement under the Securities Act covering the resale on a continuous basis pursuant to Rule 415 of all 2011 Registrable Securities that Battery requested to be registered, and in each case, subject to the limitations set forth herein; provided, however, that Battery shall only have the right to make two demands for registration of the 2011 Registrable Securities on Form S-1 for so long as the Company does not qualify to register the resale of the 2011 Registrable Securities on a continuous basis pursuant to Rule 415 on Form S-3.

(ii)         Form S-3 Demand. If at any time after the date of this Agreement, (A) the Company qualifies to register the resale of the 2011 Registrable Securities on a continuous basis pursuant to Rule 415 on Form S-3 and (B) the Company receives a request from Battery that the Company file a Form S-3 registration statement with respect to 2011 Registrable Securities, then the Company shall as soon as practicable, and in any event by the 2011 Filing Deadline, file a Form S-3 registration statement under the Securities Act covering the resale on a continuous basis pursuant to Rule 415 of all 2011 Registrable Securities that Battery requested to be registered, and in each case, subject to the limitations set forth herein; provided, however, that Battery shall only have the right to make two demands for registration on Form S-3 per year.

(iii)        Participation Right. In the event a registration demand is made pursuant to Section 2(b)(i) or Section 2(b)(ii) above, the Company shall promptly, but in any event no later than two (2) Business Days following the 2011 Demand Date send a written notice to each of the Holders of 2013 Registrable Securities and 2015 Registrable Securities indicating that such registration demand has been made and in reasonable detail any material information relating to the desired offering known to the Company at such time. Each Holder of 2013 Registrable Securities and 2015 Registrable Securities shall have ten (10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder’s intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder. If, in connection with any underwritten public offering for the account of the Holders of 2011 Registrable Securities, the managing underwriter(s) thereof shall impose in writing a limitation on the number of shares of Common Stock which may be included in a registration statement because, in the good faith judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in the registration statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made first, to the 2013 Registrable Securities and the 2015 Registrable Securities pro rata amongst the Holders thereof seeking to include 2013 Registrable Securities and 2015 Registrable Securities in such registration statement, in proportion to the number of 2013 Registrable Securities and 2015 Registrable Securities sought to be included by such Holders of 2013 Registrable Securities and 2015 Registrable Securities and second, to the 2011 Registrable Securities pro rata amongst the Holders thereof seeking to include 2011 Registrable Securities in such registration statement, in proportion to the number of 2011 Registrable Securities sought to be included by such Holders of 2011 Registrable Securities; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all securities sought to be offered on account of the Company and any non-Registrable Securities.

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(iv)        Registration Default. If (i) a 2011 Registration Statement is not filed on or before the 2011 Filing Deadline or declared effective by the Commission on or before the 2011 Registration Deadline, (ii) after the 2011 Registration Statement has been declared effective by the Commission, sales of 2011 Registrable Securities (other than such 2011 Registrable Securities as are then freely saleable pursuant to Rule 144) cannot be made by Battery under such 2011 Registration Statement for any reason not within the exclusive control of Battery, and for a reason that is under the control of the Company (other than during a Black-out Period (as defined below)), (iii) the Common Stock ceases to be traded on the electronic Bulletin Board or listed on the Nasdaq Stock Market or the New York Stock Exchange, or (iv) an amendment or supplement to a 2011 Registration Statement, or a new registration statement, required to be filed pursuant to the terms of Section 4(i) below, is not filed on or before the date required by such Section (each of the foregoing clauses (i), (ii), (iii) or (iv) being referred to herein as a “2011 Registration Default”), the Company shall make cash payments to Battery equal to one percent (1%) of the aggregate 2011 Purchase Price paid by Battery, as applicable, for its 2011 Registrable Securities requested to be included in such 2011 Registration Statement, for each thirty (30) day period in which a 2011 Registration Default exists, such payment to be pro-rated for any portion of any such thirty (30) day period; provided that such payment may not exceed 10% of the aggregate 2011 Purchase Price paid by Battery for its 2011 Registrable Securities requested to be included in such 2011 Registration Statement. Each such payment required to be made under this Section 2(b)(iv) shall be made within five (5) Business Days following the last day of each calendar month in which a 2011 Registration Default exists. The foregoing represents the sole monetary remedy to Battery for a 2011 Registration Default. In no event shall the Company be required to pay cash payments in excess of the applicable amount set forth above, regardless of whether one or multiple 2011 Registration Defaults exist.

(c)          2013 Registrable Securities Demand Registration Rights.

(i)          Form S-1 Demand. If at any time after the date of this Agreement, (A) the Company does not qualify to register the resale of the 2013 Registrable Securities on a continuous basis pursuant to Rule 415 on Form S-3 and (B) the Company receives a request from Battery or PAR that the Company file a Form S-1 registration statement with respect to the 2013 Registrable Securities, then the Company shall as soon as practicable, and in any event by the 2013 Filing Deadline, file a Form S-1 registration statement under the Securities Act covering the resale on a continuous basis pursuant to Rule 415 of all 2013 Registrable Securities that Battery or PAR requested to be registered, and in each case, subject to the limitations set forth herein; provided, however, that each of Battery and PAR shall only have the right to make two demands for registration on Form S-1 for so long as the Company does not qualify to register the resale of the Registrable Securities on a continuous basis pursuant to Rule 415 on Form S-3.

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(ii)         Form S-3 Demand. If at any time after the date of this Agreement, (A) the Company qualifies to register the resale of the 2013 Registrable Securities on a continuous basis pursuant to Rule 415 on Form S-3 and (B) the Company receives a request from Battery or PAR that the Company file a Form S-3 registration statement with respect to the 2013 Registrable Securities, then the Company shall as soon as practicable, and in any event by the Filing Deadline, file a Form S-3 registration statement under the Securities Act covering the resale on a continuous basis pursuant to Rule 415 of all 2013 Registrable Securities that Battery or PAR requested to be registered, and in each case, subject to the limitations set forth herein; provided, however, that each of Battery and PAR shall only have the right to make two demands for registration on Form S-3 per year.

(iii)        Participation Right. In the event a registration demand is made pursuant to Section 2(c)(i) or Section 2(c)(ii) above, the Company shall promptly, but in any event no later than two (2) Business Days following the 2013 Demand Date send a written notice to each of the Holders of 2011 Registrable Securities and 2015 Registrable Securities indicating that such registration demand has been made and in reasonable detail any material information relating to the desired offering known to the Company at such time. Each Holder of 2011 Registrable Securities and 2015 Registrable Securities shall have ten (10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder’s intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder. If, in connection with any underwritten public offering for the account of the Holders of 2011 Registrable Securities, the managing underwriter(s) thereof shall impose in writing a limitation on the number of shares of Common Stock which may be included in a registration statement because, in the good faith judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in the registration statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made first, to the 2011 Registrable Securities and 2015 Registrable Securities pro rata amongst the Holders thereof seeking to include 2011 Registrable Securities and 2015 Registrable Securities in such registration statement, in proportion to the number of 2011 Registrable Securities and 2015 Registrable Securities sought to be included by such Holders of 2011 Registrable Securities and 2015 Registrable Securities and second, to the 2013 Registrable Securities pro rata amongst the Holders thereof seeking to include 2013 Registrable Securities in such registration statement, in proportion to the number of 2013 Registrable Securities sought to be included by such Holders of 2013 Registrable Securities; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all securities sought to be offered on account of the Company and any non-Registrable Securities.

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(iv)        Registration Default. If (i) a 2013 Registration Statement is not filed on or before the 2013 Filing Deadline or declared effective by the Commission on or before the 2013 Registration Deadline, (ii) after the 2013 Registration Statement has been declared effective by the Commission, sales of 2013 Registrable Securities (other than such 2013 Registrable Securities as are then freely saleable pursuant to Rule 144) cannot be made by Battery or PAR under such 2013 Registration Statement for any reason not within the exclusive control of Battery or PAR, as applicable, and for a reason that is under the control of the Company (other than during a Black-out Period (as defined below)), (iii) the Common Stock ceases to be traded on the electronic Bulletin Board or listed on the Nasdaq Stock Market or the New York Stock Exchange, or (iv) an amendment or supplement to a 2013 Registration Statement, or a new registration statement, required to be filed pursuant to the terms of Section 4(i) below, is not filed on or before the date required by such Section (each of the foregoing clauses (i), (ii), (iii) or (iv) being referred to herein as a “2013 Registration Default”), the Company shall make cash payments to Battery or PAR, as applicable, equal to one percent (1%) of the aggregate 2013 Purchase Price paid by Battery or PAR, as applicable, for its 2013 Registrable Securities requested to be included in such 2013 Registration Statement, for each thirty (30) day period in which a 2013 Registration Default exists, such payment to be pro-rated for any portion of any such thirty (30) day period; provided that such payment may not exceed 10% of the aggregate 2013 Purchase Price paid by Battery or PAR, as applicable, for its 2013 Registrable Securities requested to be included in such 2013 Registration Statement. Each such payment required to be made under this Section 2(c)(iv) shall be made within five (5) Business Days following the last day of each calendar month in which a 2013 Registration Default exists. The foregoing represents the sole monetary remedy to Battery or PAR, as applicable, for a 2013 Registration Default. In no event shall the Company be required to pay cash payments in excess of the applicable amount set forth above, regardless of whether one or multiple 2013 Registration Defaults exist.

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(d)          2015 Registrable Securities Registration Rights.

(i)          As promptly as possible, and in any event on or prior to the applicable 2015 Filing Deadline, the Company shall prepare and file with the SEC the 2015 Initial Registration Statement on Form S-1 covering the resale of all 2015 Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, that if at any time the SEC takes the position that the offering of some or all of the Registrable Securities in the 2015 Initial Registration Statement are not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 as a result of a characterization by the SEC of the transaction described by the 2015 Registration Statement as a primary offering by the Company, the Company shall use commercially reasonable efforts to persuade the SEC that the offering contemplated by the 2015 Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(d)(i), the SEC refuses to alter its position, the Company shall (i) remove from the 2015 Initial Registration Statement such portion of the 2015 Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the 2015 Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415. Any 2015 Registrable Securities not able to be included in the 2015 Initial Registration Statement shall reduce the number of 2015 Registrable Securities of each 2015 Investor covered by such 2015 Initial Registration Statement on a pro-rata basis based on the number of 2015 Registrable Securities issued or issuable to each 2015 Investor, and the Company shall have no liability to any 2015 Investor pursuant to Section 2(d) or otherwise as a result of the filing of the 2015 Initial Registration Statement covering less than all of the 2015 Registrable Securities under the circumstances described in this Section 2(d)(i). As soon as practicable following such intervening period of time as shall be required by the SEC or SEC guidance prior to the filing thereof, the Company shall file one or more additional registration statements covering the resale of as many Cut Back Shares allowed by the SEC or SEC guidance to be so registered while maintaining the Company’s compliance with Rule 415 (each, a “2015 Additional Registration Statement”). The Company shall use its commercially reasonable efforts to promptly file each 2015 Additional Registration Statement and cause it to be declared effective. With regard to any such 2015 Additional Registration Statement, all of the provisions of this Section 2(d)(i) shall again be applicable to the Cut Back Shares. The Company shall give the 2015 Investors prompt notice of the amount of 2015 Registrable Securities excluded from each 2015 Additional Registration Statement. Each 2015 Registration Statement shall be on Form S-1 except that the Company shall use reasonable efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, to prepare and file with the SEC, within 60 days after the Company first becomes eligible to file a registration statement on Form S-3 (or an amendment to the 2015 Initial Registration Statement on Form S-3) (the “2015 S-3 Registration Statement”) to enable the resale of the 2015 Shares and the 2015 Warrant Shares by the 2015 Investors from time to time in compliance with the Securities Act; and to use reasonable efforts to cause the 2015 S-3 Registration Statement to become effective, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC as promptly as practicable any financial statements that are required to be filed prior to the effectiveness of such 2015 S-3 Registration Statement. Each successive 2015 Registration Statement shall then be on Form S-3 (except if the Company is not then eligible to register for resale the 2015 Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act). Each 2015 Registration Statement shall contain (except if otherwise directed by the 2015 Investors or requested by the SEC) the “Plan of Distribution” in substantially the form attached hereto as Exhibit B (except if otherwise required pursuant to written comments received from the SEC upon a review of such 2015 Registration Statement).

(ii)         The Company shall use its commercially reasonable efforts to cause the 2015 Initial Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the 2015 Registration Deadline, and shall use commercially reasonable efforts to keep the 2015 Registration Statement(s) continuously effective under the Securities Act until the later of (i) the date that all 2015 Registrable Securities covered by such 2015 Registration Statement(s) have been sold or can be sold without volume restriction under Rule 144 during any 90-day period and (ii) two (2) years after the Closing (the “2015 Effectiveness Period”); provided, that the Company shall not be obligated to keep such 2015 Registration Statement effective if all of the 2015 Registrable Securities registered thereunder have been sold.

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(iii)        The Company shall notify the 2015 Investors in writing or by electronic mail promptly after receiving notification from the SEC that the 2015 Initial Registration Statement has been declared effective.

(iv)        If any 2015 Registration Statement is not (i) filed on or prior to the applicable 2015 Filing Deadline, (ii) declared effective by its applicable 2015 Registration Deadline, or (iii) maintained such that the 2015 Registrable Securities can be sold without restriction under Rule 144 without the requirement to be in compliance with the public information requirements, as applicable, then for each month (or pro rata for the portion of the month) until the 2015 Registration Statement is filed or declared effective, as applicable, the Company shall pay to each Investor, as liquidated damages and not as a penalty, 2015 Warrants exercisable for that number of 2015 Warrant Shares equal to two and a half percent (2.5%) of the total number of 2015 Shares issued to each such Investor on the Closing Date, provided, however, that the total amount of 2015 Warrant Shares so paid shall not exceed twenty percent (20%) of the total number of 2015 Shares purchased by such 2015 Investor pursuant to the 2015 Securities Purchase Agreement. The payments to which a 2015 Investor shall be entitled pursuant to this Section 2(d)(iv) are referred to herein as “2015 Registration Payments.”

(v)         If any 2015 Filing Date or 2015 Registration Deadline occurs on a Saturday, Sunday or any other day on which the SEC is not open and/or the SEC’s EDGAR system is not accepting filings with the same filing date, the Company’s obligations relating to such dates, shall be postponed to the immediately succeeding day on which the SEC is open and/or the SEC’s EDGAR system is accepting filings with the same filing date.

(vi)        It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Section 2(d) with respect to the 2015 Registrable Securities of any particular Investor or to make any 2015 Registration Payments to such Investor that such Investor furnish to the Company the information specified in Exhibit A hereto and such other information regarding itself, the 2015 Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the 2015 Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit B hereto) as shall be reasonably required to effect the registration of such 2015 Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

(e)          2015 Demand Rights.

(i)          Form S-1 Demand. If at any time after the date of this Agreement, (A) the Company does not qualify to register the resale of the 2015 Registrable Securities on a continuous basis pursuant to Rule 415 on Form S-3 and (B) the Company receives a request from NEA that the Company file a Form S-1 registration statement with respect to the 2015 Registrable Securities, then the Company shall as soon as practicable, and in any event by the 2015 Demand Filing Deadline, file a Form S-1 registration statement under the Securities Act covering the resale on a continuous basis pursuant to Rule 415 of all 2015 Registrable Securities that NEA requested to be registered, and in each case, subject to the limitations set forth herein; provided, however, that NEA shall only have the right to make three demands for registration on Form S-1 for so long as the Company does not qualify to register the resale of the Registrable Securities on a continuous basis pursuant to Rule 415 on Form S-3.

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(ii)         Form S-3 Demand. If at any time after the date of this Agreement, (A) the Company qualifies to register the resale of the 2015 Registrable Securities on a continuous basis pursuant to Rule 415 on Form S-3 and (B) the Company receives a request from NEA that the Company file a Form S-3 registration statement with respect to the 2015 Registrable Securities, then the Company shall as soon as practicable, and in any event by the 2015 Demand Filing Deadline, file a Form S-3 registration statement under the Securities Act covering the resale on a continuous basis pursuant to Rule 415 of all 2015 Registrable Securities that NEA requested to be registered, and in each case, subject to the limitations set forth herein; provided, however, that NEA shall only have the right to make two demands for registration on Form S-3 per year.

(iii)        Participation Right. In the event a registration demand is made pursuant to Section 2(e)(i) or Section 2(e)(ii) above, the Company shall promptly, but in any event no later than two (2) Business Days following the 2015 Demand Date send a written notice to each of the Holders of 2011 Registrable Securities and 2013 Registrable Securities indicating that such registration demand has been made and in reasonable detail any material information relating to the desired offering known to the Company at such time. Each Holder of 2011 Registrable Securities and 2013 Registrable Securities shall have ten (10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder’s intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder. If, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose in writing a limitation on the number of shares of Common Stock which may be included in a registration statement because, in the good faith judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in the registration statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made first, to the 2011 Registrable Securities and 2013 Registrable Securities pro rata amongst the Holders thereof seeking to include 2011 Registrable Securities and 2013 Registrable Securities in such registration statement, in proportion to the number of 2011 Registrable Securities and 2013 Registrable Securities sought to be included by such Holders of 2011 Registrable Securities and 2013 Registrable Securities and second, to the 2015 Registrable Securities pro rata amongst the Holders thereof seeking to include 2015 Registrable Securities in such registration statement, in proportion to the number of 2015 Registrable Securities sought to be included by such Holders of 2015 Registrable Securities; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all securities sought to be offered on account of the Company and any non-Registrable Securities.

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(f)          Effectiveness. Except as otherwise specifically provided in Section 2(d) hereof, the Company shall use its best efforts to cause each Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission with respect to a Registration Statement. Subject to Section 2(d) hereof, the Company will maintain the effectiveness of each Registration Statement filed pursuant to this Agreement for the Registration Period.

(g)          Registration of Other Securities. The Company shall not, from the date hereof until the Effective Date for the first Registration Statement filed hereunder, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement filed by the Company on behalf of Battery, PAR or NEA pursuant to the terms hereof without the consent of such requesting Investor.

3.          Piggyback Registration. If, at any time prior to the termination of the Registration Period, (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (a “Proposed Registration”) other than a registration statement on Form S-8 or Form S-4 or any successor or other forms promulgated for similar purposes and (ii) a Registration Statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have ten (10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder’s intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Holders. If, in connection with any underwritten public offering for the account of the Company or for stockholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose in writing a limitation on the number of shares of Common Stock which may be included in a registration statement because, in the good faith judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in the registration statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in a registration statement, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities that are not entitled to inclusion in the registration statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with Holders of other securities having the right to include such securities in the registration statement. For additional clarification, a 2015 Registration Statement shall not be considered a Proposed Registration.

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4.          Obligations of the Company. In addition to performing its obligations hereunder, including without limitation those pursuant to Sections 2 and 3 above, the Company shall, with respect to each Registration Statement:

(a)          prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of such Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder’s intended method of distribution;

(b)          so long as a Registration Statement is effective covering the resale of the applicable Registrable Securities owned by a Holder, furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder’s Registrable Securities;

(c)          use commercially reasonable efforts to register or qualify the Registrable Securities under the securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may reasonably be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

(d)          notify each Holder immediately after becoming aware of the occurrence of any event (but shall not, without the prior written consent of such Holder, disclose to such Holder any facts or circumstances constituting material non-public information) as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable prepare and file with the Commission and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(e)          use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to use commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible time and to notify each Holder in writing of the issuance of such order and the resolution thereof;

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(f)          furnish to each Holder, on the date that such Registration Statement, or any successor registration statement, becomes effective, a letter, dated such date, signed by an officer of the Company or of outside counsel to the Company (and reasonably acceptable to such Holder) addressed to such Holder, confirming such effectiveness and, to the knowledge of such officer or counsel, the absence of any stop order;

(g)          provide to each Holder and its representatives the reasonable opportunity to conduct, subject to confidentiality agreements reasonably acceptable to the Company, a reasonable inquiry of the Company’s financial and other records during normal business hours and make available during normal business hours and with reasonable advance notice its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

(h)          permit counsel for Battery (if such Registration Statement is pursuant to a demand by Battery), PAR (if such Registration Statement is pursuant to a demand by PAR) or NEA (if such Registration Statement is pursuant to a demand by the 2015 Investors) to review such Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission concerning such Holder and/or the transactions contemplated by the Transaction Documents and the Company’s responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company); and

(i)          in the event that, at any time, the number of shares available under the Registration Statement is insufficient to cover the Registrable Securities, the Company shall promptly amend such Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) day following notice from a Holder of the occurrence of such event, so that such Registration Statement or such new registration statement, or both, covers no less than the total number of Registrable Shares. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in Section 2 above.

5.          Permitted Suspension.

(a)          Black-Out Period. Notwithstanding the Company’s obligations under this Agreement, if in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company or its stockholders for resales of Registrable Securities to be made pursuant to the Registration Statement due to the existence of a material development involving the Company which the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a Material Adverse Effect upon the Company and its stockholders, the Company shall have the right to suspend the use of the Registration Statement for a period of not more than thirty (30) days (the “Black-out Period”); provided, however, that the Company may so defer or suspend the use of the Registration Statement for no more than thirty (30) days in any twelve-month period and not within 30 days of the end of any prior Black-out Period.

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(b)          Suspension. Notwithstanding anything to the contrary contained herein or in the 2011 Securities Purchase Agreement, the 2013 Securities Purchase Agreement or the 2015 Securities Purchase Agreement, if the use of the Registration Statement is suspended by the Company, the Company shall promptly give written notice of the suspension to the Holders and shall promptly notify the Holders in writing as soon as the use of the Registration Statement may be resumed.

6.          Obligations of Each Holder. In connection with the registration of Registrable Securities pursuant to a Registration Statement, and as a condition to the Company’s obligations under Section 2 hereof, each Holder shall:

(a)          timely furnish to the Company in writing (i) a completed selling securityholder questionnaire and (ii) such information in writing regarding itself and the intended method of disposition of such Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

(b)          upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 4(d) or 4(e) or of the commencement of a Black-out Period, immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement as described in Section 4(d) or withdrawal of the stop order referred to in Section 4(e), or the termination of the Black-out Period, as the case may be, and use commercially reasonable efforts to maintain the confidentiality of such notice and its contents;

(c)          to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Securities;

(d)          notify the Company when it has sold all of the Registrable Securities held by it; and

(e)          notify the Company in the event that any information supplied by such Holder in writing for inclusion in such Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and use commercially reasonable efforts to assist the Company as may be appropriate to make such amendment or supplement effective for such purpose.

7.          Indemnification. In the event that any Holder’s Registrable Securities are included in a Registration Statement under this Agreement:

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(a)          To the extent permitted by law, the Company shall indemnify and hold harmless such Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including reasonable legal expenses or other expenses reasonably incurred in connection with investigating or defending same, “Losses”), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement under which such Registrable Securities were registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of Section 7(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person, for any reasonable legal expenses or other out-of-pocket expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss is (i) based upon and is in conformity with written information furnished by a Holder expressly for use in such Registration Statement or (ii) based on a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required by applicable law. The Company shall not enter into any settlement of a Loss that does not provide for the unconditional release of such Holder from all liabilities and obligations relating to such Loss.

(b)          To the extent permitted by law, each Holder who is named in such Registration Statement as a selling stockholder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement. Subject to the provisions of Section 7(c) below, such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this Section 7(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under such Registration Statement.

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(c)          Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, promptly deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

(d)          In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e)          The obligations of the Company and each Holder under this Section 7 shall survive the exercise of the 2011 Warrants, the 2013 Warrants or the 2015 Warrants (to the degree held by such Holder) in full, the completion of any offering or sale of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

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8.          Reports. With a view to making available to each Holder the benefits of Rule 144 and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees (until all of the Registrable Securities have been sold under a Registration Statement or pursuant to Rule 144) to:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144;

(b)          file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)          furnish to such Holder, so long as such Holder owns any Registrable Securities, promptly upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) to the extent not publicly available through the Commission’s EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder’s compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

9.          Miscellaneous.

(a)          Expenses of Registration. Except as otherwise provided in the 2011 Securities Purchase Agreement, the 2013 Securities Purchase Agreement and the 2015 Securities Purchase Agreement, all reasonable expenses, other than underwriting discounts and commissions, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, the fees and disbursements of counsel for the Company, reasonable legal fees of one counsel for the Investors, and the fees and disbursements incurred in connection with the opinion or letter described in Section 4(f) hereof, shall be borne by the Company (collectively, “Registration Expenses”).

(b)          Amendment; Waiver. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Holders of a majority of the Registrable Securities that are either then outstanding or are issuable on exercise of the 2011 Warrants, the 2013 Warrants or the 2015 Warrants then outstanding (without regard to any limitation on such exercise); provided that (i) any amendment or waiver that adversely affects the 2011 Registrable Securities or the Holders thereof must be approved by the Holders of a majority of the 2011 Registrable Securities that are either then outstanding or are issuable on exercise of the 2011 Warrants then outstanding (without regard to any limitation on such exercise) and (ii) any amendment or waiver that adversely affects the 2013 Registrable Securities or the Holders thereof must be approved by the Holders of a majority of the 2013 Registrable Securities that are either then outstanding or are issuable on exercise of the 2013 Warrants then outstanding (without regard to any limitation on such exercise) and (iii) any amendment or waiver that adversely affects the 2015 Registrable Securities or the Holders thereof must be approved by (A) NEA, so long as it holds at least twenty-five percent (25%) of the original 2015 Registrable Securities purchased under the 2015 Securities Purchase Agreement, and (B) the Holders of a majority of the 2015 Registrable Securities that are either then outstanding or are issuable on exercise of the 2015 Warrants then outstanding (without regard to any limitation on such exercise). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

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(c)          Notices. Any notice, demand or request required or permitted to be given by the Company or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a reputable overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

Joel Ackerman, Chief Executive Officer

Champions Oncology, Inc.

One University Plaza

Suite 307

Hackensack, NJ 07601

Tel (201) 808-8400

Fax (201) 357-5216

jackerman@championsoncology.com

with a copy (which shall not constitute notice) to:

Adam D. So, Esquire

Epstein Becker & Green, P.C.

250 Park Avenue

New York, NY 10177-1211

Tel (212) 351-8600

Fax (212) 878-8693

aso@ebglaw.com

and if to a Holder, to such address as set forth in the 2011 Securities Purchase Agreement, the 2013 Securities Purchase Agreement or the 2015 Securities Purchase Agreement (as applicable) or as otherwise shall be designated by such Holder in writing to the Company.

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(d)          Assignment. Upon the transfer of any Registrable Securities by a Holder, the rights of such Holder hereunder with respect to such securities so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a “Holder” for purposes of this Agreement, as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof, and (iii) such transfer is made in accordance with the applicable requirements of the 2011 Securities Purchase Agreement, the 2013 Securities Purchase Agreement or the 2015 Securities Purchase Agreement, as applicable.

(e)          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

(f)          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

(g)          Holder of Record. A person is deemed to be an Holder whenever such person owns or is deemed to own of record Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

(h)          Entire Agreement. This Agreement and the other Transaction Documents referenced in the 2011 Securities Purchase Agreement, the 2013 Securities Purchase Agreement or the 2015 Securities Purchase Agreement, as applicable, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents referenced in the 2011 Securities Purchase Agreement, the 2013 Securities Purchase Agreement or the 2015 Securities Purchase Agreement, as applicable, supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. In particular, this Agreement amends and restates the 2013 Amended and Restated Registration Rights Agreement in its entirety.

(i)          Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j)          Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the undersigned have executed this 2015 Amended and Restated Registration Rights Agreement as of the date first-above written.

CHAMPIONS ONCOLOGY, INC.

By:	/s/ Joel Ackerman
Joel Ackerman
Chief Executive Officer

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:		FOR INDIVIDUAL INVESTORS:

NEW ENTERPRISE ASSOCIATES 14, L.P.		Signature: __________________________________
[Name of Entity]		Name: _____________________________________

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Vice President

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:		FOR INDIVIDUAL INVESTORS:

BATTERY VENTURES IX, L.P.		Signature: __________________________________
[Name of Entity]		Name: _____________________________________

By:	Battery Partners IX, LLC
General Partner

By:	/s/ Scott Tobin

Name:	Scott Tobin

Title:	Managing Member

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:		FOR INDIVIDUAL INVESTORS:

BATTERY INVESTMENT PARTNERS IX, LLC		Signature: __________________________________
[Name of Entity]		Name: _____________________________________

By:	Battery Investment Partners IX, LLC
Managing Member

By:	/s/ Scott Tobin

Name:	Scott Tobin

Title:	Managing Member

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:		FOR INDIVIDUAL INVESTORS:

PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.		Signature: __________________________________
[Name of Entity]		Name: _____________________________________

By:	/s/ James Mannix
Name:	James Mannix
Title:	Chief Operating Officer

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:		FOR INDIVIDUAL INVESTORS:

TITAN PERC, LTD.		Signature: __________________________________
[Name of Entity]		Name: _____________________________________

By:	/s/ Darren Ross
Name:	Darren Ross
Title:	Director

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:		FOR INDIVIDUAL INVESTORS:

SABBY HEALTHCARE MASTER FUND, LTD.		Signature: __________________________________
[Name of Entity]		Name: _____________________________________

By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	COO of Investment Manager

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

Signature: __________________________________
Name: _____________________________________

PAR INVESTMENT PARTNERS, L.P.
By:	PAR Group, L.P.
General Partner
	By:	PAR Capital Management, Inc.
General Partner

By:	/s/ Arthur Epker, III
	Name:	Arthur Epker, III
	Title:	Vice President

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

	Signature:	/s/ Ronnie Morris

[Name of Entity]	Name:	Ronnie Morris

By:
Name:
Title:

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

	Signature:	/s/ Joel Ackerman

[Name of Entity]	Name:	Joel Ackerman

By:
Name:
Title:

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

	Signature:	/s/ Richard Molinsky

[Name of Entity]	Name:	Richard Molinsky

By:
Name:
Title:

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

	Signature:	/s/ Samuel A. Morse

[Name of Entity]	Name:	Samuel A. Morse

By:
Name:
Title:

CHAMPIONS ONCOLOGY, INC.

2015 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

	Signature:	/s/ Daniel Mendelson

[Name of Entity]	Name:	Daniel Mendelson

By:
Name:
Title:

EXHIBIT A

CHAMPIONS ONCOLOGY, INC.
REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the Registration Statement, please provide us with the following information regarding the Investor.

1.          Please state your organization’s name exactly as it should appear in the Registration Statement:

Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.

State any exceptions here:

If the Investor is not a natural person, please identify the natural person or persons who will have voting and investment control over the Securities owned by the Investor:

2.          Address of your organization:

Telephone:

Fax:
Contact Person:

3.          Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)

_______	Yes	_______	No

If yes, please indicate the nature of any such relationship below:

4.          Are you the beneficial owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within sixty (60) days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

_______	Yes	_______	No

If yes, please describe the nature and amount of such ownership as of a recent date.

5.          Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement.

State any exceptions here:

6.          Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

_______	Yes	_______	No

If yes, please describe the nature and amount of such arrangements.

7.          FINRA Matters

(a)          State below whether (i) you or any associate or affiliate of yours are a member of the FINRA, a controlling shareholder of an FINRA member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any FINRA member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any FINRA member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

_______	Yes	_______	No

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:

If you answer “no” to Question 7(a), you need not respond to Question 7(b).

(b)          State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Corporation or any affiliate thereof including, but not limited to, the common stock now being registered.

_______	Yes	_______	No

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

ACKNOWLEDGEMENT

The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees during the effectiveness period of the Registration Statement and any additional period in which the undersigned is making sales of Shares under and pursuant to the Registration Statement to notify the Company immediately of any misstatement of a material fact in the Registration Statement, and of the omission of any material fact necessary to make the statements contained therein not misleading.

Dated: ___________

Name of Investor:

By:
Name:
Title:

EXHIBIT B

PLAN OF DISTRIBUTION

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agent that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agent and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.